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                                                                    Exhibit 23.1





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Company's 1996 Stock Incentive Plan of our report dated November 15, 1996, with respect to the consolidated financial statements of Helmerich & Payne, Inc. incorporated by reference in its Annual Report on Form 10-K for the year ended September 30, 1996.



                                               /s/ ERNST & YOUNG LLP
                                               ----------------------
                                               ERNST & YOUNG LLP



Tulsa, Oklahoma
September 3, 1997